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                                                                   Schedule 23.1

                        Consent of Independent Auditors

The Board of Directors
Metasolv, Inc.:

We consent to the use of our report, incorporated herein by reference, on Form 10-K for the year ended December 31, 2000.


Dallas, Texas
February 28, 2002

                                        /s/ KPMG, LLP